[Exhibit 10.7]

THIS PROMISSORY NOTE AND THE SHARES OF PREFERRED STOCK ISSUABLE UPON CONVERSION OF THIS PROMISSORY NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

CONVERTIBLE PROMISSORY NOTE

U.S. $1,500,000	May 23, 2011

FOR VALUE RECEIVED, Plures Technologies, Inc., a Delaware corporation (the “Company”), promises to pay to the order of The Frost National Bank FBO RENN Universal Growth Investment Trust PLC, a public limited company registered in England and Wales, Trust No. W00740100 (“Holder”), or its registered assigns, on November 23, 2011 (unless this Promissory Note shall have been sooner converted as herein provided), in lawful money of the United States, the principal sum of One Million Five Hundred Thousand Dollars (U.S. $1,500,000), together with interest thereon as described below, which interest shall accrue from the date of this Promissory Note until paid.

1.           Interest.  All interest shall accrue and be payable, together with the outstanding principal amount, at the maturity date of this Promissory Note.  The interest on this Promissory Note shall be calculated as follows:

Months from Issuance	Interest
to Conversion	Rate
2 months	2%
3 months	3%
4 months	4%
5 months	5%
6 months	6%

The interest rate shall be calculated at the time of conversion or payment of this Promissory Note in accordance with the table above.  For example, if this Promissory Note is converted in two months or less, then the interest rate shall be 2%.  If this Promissory Note is converted in three months or less (but after two months), then the interest rate shall be 3%, and so forth.  If this Promissory Note becomes due at maturity without conversion, then the interest rate shall be 6%.  All overdue interest shall accrue at the annual rate of 13%.

2.           Conversion.

(a)           Automatic Conversion.  Immediately upon the Conversion Event (as defined below), the principal amount of this Promissory Note (but not accrued interest) shall automatically convert into fully paid and nonassessable shares of preferred stock (the “Preferred Stock”), as provided herein.  Such shares of Preferred Stock shall have the terms and provisions set forth in the Amended and Restated Certificate of Incorporation of CMSF Corp., a Delaware corporation (“CMSF”), annexed as Exhibit B to the Merger Agreement (as defined below).  Except with respect to the Conversion Event, this Promissory Note shall not be convertible.

(b)           Shares Issuable on Conversion.  Upon full conversion of this Promissory Note and the other Note (as defined below), the Company shall cause CMSF, to issue to Holder and the holder of the other Note an aggregate of 1,282,527 shares of Preferred Stock.  Immediately following the Conversion Event, the Company shall deliver to Holder a check or cash in payment of all interest accrued and unpaid on this Promissory Note up to and including the date of conversion.

(c)           Asset Purchase Agreement.  Contemporaneously with the issuance of this Promissory Note, the Company shall cause the Company’s wholly owned subsidiary, Advanced Microsensors Corporation, a New York corporation (the “Acquisition Subsidiary”), to consummate the transactions contemplated by that certain Asset Purchase Agreement, dated as of September 30, 2010, between the Acquisition Subsidiary and Advanced MicroSensors, Inc., a Delaware corporation (the “Asset Purchase Agreement”).

(d)           Agreement and Plan of Merger and Reorganization.  Immediately following the issuance of this Promissory Note, the Company shall enter into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) among the Company, CMSF, a newly formed wholly-owned subsidiary of CMSF and certain other parties, pursuant to which the Company will become a wholly owned subsidiary of CMSF and the Company’s stockholders will become the majority stockholders of CMSF.  The “Conversion Event” shall be the time at which the merger contemplated by the Merger Agreement is consummated.

3.           Condition to Funding.  The obligation of Holder under this Promissory Note is subject to the following conditions precedent: (i) all conditions to consummation of the Asset Purchase Agreement shall be satisfied, except for the funding of this Promissory Note, and (ii) the Holder shall have received, in form and substance satisfactory to it, such additional approvals, consents, documents, and other information from the Company as Holder shall reasonably request.

4.           Events of Default.  The occurrence of any of the following shall constitute an “Event of Default”:

(a)           Failure to Pay Principal or Interest.  The Company shall fail to pay (or shall state in writing an intention not to pay or its inability to pay) any principal or interest payment when due hereunder;

(b)           Entry of Judgment.  The Company shall suffer the entry of a judgment against the Company in a legal proceeding in the amount of $50,000 or more not satisfied, bonded or stayed within 30 days;

(c)           Asset Purchase Agreement.  The Company fails to consummate (or fails to cause the Acquisition Subsidiary to consummate) the transactions contemplated by the Asset Purchase Agreement for any reason contemporaneously with the issuance of this Promissory Note;

(d)           Merger Agreement.  (i) The Company fails for any reason to enter into the Merger Agreement immediately after the issuance of this Promissory Note, or any other proposed party to the Merger Agreement so fails, (ii) the transactions contemplated by the Merger Agreement are not consummated on or before November 23, 2011, or (iii) the Company is in material default under the Merger Agreement;

(e)           Default under Other Promissory Note.  There exists any “Event of Default” under any other convertible promissory note of the Company issued on the date hereof to any investment fund advised by RENN Capital Group, Inc.;

(f)           Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted pursuant to any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts pursuant to any bankruptcy, insolvency, or similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in any involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing;

(g)           Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof pursuant to any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement;

(h)           Event of Default Under Security Agreement.  There shall be an Event of Default (as defined in the Security Agreement) under the Security Agreement between the Company, Holder, and certain other parties, dated the date hereof (the “Security Agreement”);or

(i)            Other Prohibited Corporate Transactions.  The Company undertakes any of the following transactions, other than pursuant to the Merger Agreement:  (i) a sale, conveyance or other disposition of a material amount of the assets, property or business of the Company, (ii) a merger or consolidation with or into any other entity; (iii) the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a series of related transactions, to a person or group of affiliated persons (other than an underwriter of this Company’s securities), of the Company’s securities if, after such closing, such person or group of affiliated persons would hold 15% or more of the outstanding voting stock of the Company (or the surviving or acquiring entity), or (iv) a liquidation, dissolution or winding up of the Company.

5.           Rights of Holder Upon Default.  Upon the occurrence or existence of any Event of Default, (i) all outstanding obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, and (ii) Holder may pursue any and all rights and remedies to which Holder may be entitled under applicable law.

6.           Assignment by the Company.  Neither this Promissory Note nor any of the rights, interests or obligations hereunder may be assigned by the Company, without the prior written consent of Holder.

7.           No Prepayment. The Company shall not have the right to prepay, in whole or in part, the unpaid principal and interest due on this Promissory Note without the consent of Holder.

8.           Failure to Act and Waiver.  No failure or delay by Holder hereof to require the performance of any term or terms of this Promissory Note or not to exercise any right or any remedy shall constitute a waiver of any such term or of any right or of any default, nor shall such delay or failure preclude Holder hereof from exercising any such right, power or remedy at any later time or times.  By accepting payment after the due date of any amount payable under this Promissory Note, Holder shall not be deemed to waive the right either to require payment when due of all other amounts payable, or to later declare a default for failure to effect such payment of any such other amount.  The failure of Holder to give notice of any failure or breach of the Company under this Promissory Note shall not constitute a waiver of any right or remedy in respect of such continuing failure or breach or any subsequent failure or breach.  Except as otherwise expressly provided herein, the Company waives demand, presentment for payment, notice of intent to accelerate, notice of acceleration, notice of nonpayment or dishonor, grace, protest, notice of protest, all other notices, and any and all diligence or delay in collection or the filing of suit hereon.

9.           Collection.  In the event this Promissory Note is collected by legal proceeding or through a bankruptcy court, or is placed in the hands of an attorney for collection after default (whether or not suit is filed), the Company shall pay all costs of collection, including reasonable attorneys’ fees and expenses.

10.           Limitation of Interest.  In the event that any interest paid on this Promissory Note is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Promissory Note, and any excess shall be refunded to the Company.

11.           Unenforceability.  The invalidity, or unenforceability in particular circumstances, of any provision of this Promissory Note shall not extend beyond such provision or such circumstances, and no other provision of this Promissory Note shall be affected thereby.

12.           Security Agreements. The Company hereby agrees and acknowledges that (i) this Promissory Note is secured by and subject to the Security Agreement and that certain Patent Security Agreement between the Company, Holder, and certain other parties, dated the date hereof (the “Patent Security Agreement”), (ii) all of the Company’s obligations, liabilities and indebtedness represented by this Promissory Note shall constitute part of the “Obligations,” as such term is defined in the Security Agreement, and (iii) Holder is entitled to all the rights and benefits under the Security Agreement and the Patent Security Agreement with respect hereto.

13.           Miscellaneous.

(a)           This Promissory Note shall bind and inure to the benefit of the parties and their respective permitted successors and assigns.

(b)           Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remainder of this Promissory Note or the validity or enforceability of such provision in any other jurisdiction.

(c)           The exclusive venue for any disputes arising in connection with this Promissory Note shall be the state and federal courts in Dallas, Texas.  The Company hereby consents to the jurisdiction of the such courts in any action or proceeding which may be brought against it under or in connection with this Promissory Note or to enforce any agreement contained herein and, in the event any such action or proceeding shall be brought against it, the Company agrees not to raise any objection to such jurisdiction or to the laying of venue in Dallas, Texas.

(d)           This Promissory Note and all actions arising out of or in connection with this Promissory Note shall be governed by and construed in accordance with the laws of the State of Texas, without regard to the conflicts of law provisions of the State of Texas or of any other state.

(e)           Holder acknowledges and agrees that the payment of all or any portion of the outstanding principal amount of and all interest on this Promissory Note shall be pari passu in right of payment and in all other respects to the other promissory notes of the Company issued on the date hereof to investment funds advised by RENN Capital Group, Inc. (the “Notes”).  In the event Holder receives payments in excess of its pro rata share (based on the outstanding principal amount of, and accrued interest on, the outstanding Notes) of the Company’s payments to the holders of all of the Notes, then Holder shall hold in trust all such excess payments for the benefit of the holders of the other Notes, and shall pay such amounts held in trust to such other holders upon demand by such holders.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the Company has duly executed this Promissory Note as of the day and year first above written.

PLURES TECHNOLOGIES, INC.

By:	/s/ Glenn Fricano
Title: President

THIS PROMISSORY NOTE AND THE SHARES OF PREFERRED STOCK ISSUABLE UPON CONVERSION OF THIS PROMISSORY NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

CONVERTIBLE PROMISSORY NOTE

U.S. $500,000	May 23, 2011

FOR VALUE RECEIVED, Plures Technologies, Inc., a Delaware corporation (the “Company”), promises to pay to the order of The Frost National Bank FBO RENN Global Entrepreneurs Fund, Inc. a Texas corporation, Trust No. W00740000 (“Holder”), or its registered assigns, on November 23, 2011 (unless this Promissory Note shall have been sooner converted as herein provided), in lawful money of the United States, the principal sum of Five Hundred Thousand Dollars (U.S. $500,000), together with interest thereon as described below, which interest shall accrue from the date of this Promissory Note until paid.

14.           Interest.  All interest shall accrue and be payable, together with the outstanding principal amount, at the maturity date of this Promissory Note.  The interest on this Promissory Note shall be calculated as follows:

Months from Issuance	Interest
to Conversion	Rate
2 months	2%
3 months	3%
4 months	4%
5 months	5%
6 months	6%

The interest rate shall be calculated at the time of conversion or payment of this Promissory Note in accordance with the table above.  For example, if this Promissory Note is converted in two months or less, then the interest rate shall be 2%.  If this Promissory Note is converted in three months or less (but after two months), then the interest rate shall be 3%, and so forth.  If this Promissory Note becomes due at maturity without conversion, then the interest rate shall be 6%.  All overdue interest shall accrue at the annual rate of 13%.

15.           Conversion.

(a)           Automatic Conversion.  Immediately upon the Conversion Event (as defined below), the principal amount of this Promissory Note (but not accrued interest) shall automatically convert into fully paid and nonassessable shares of preferred stock (the “Preferred Stock”), as provided herein.  Such shares of Preferred Stock shall have the terms and provisions set forth in the Amended and Restated Certificate of Incorporation of CMSF Corp., a Delaware corporation (“CMSF”), annexed as Exhibit B to the Merger Agreement (as defined below).  Except with respect to the Conversion Event, this Promissory Note shall not be convertible.

(b)           Shares Issuable on Conversion.  Upon full conversion of this Promissory Note and the other Note (as defined below), the Company shall cause CMSF, to issue to Holder and the holder of the other Note an aggregate of 1,282,527 shares of Preferred Stock.  Immediately following the Conversion Event, the Company shall deliver to Holder a check or cash in payment of all interest accrued and unpaid on this Promissory Note up to and including the date of conversion.

(c)           Asset Purchase Agreement.  Contemporaneously with the issuance of this Promissory Note, the Company shall cause the Company’s wholly owned subsidiary, Advanced Microsensors Corporation, a New York corporation (the “Acquisition Subsidiary”), to consummate the transactions contemplated by that certain Asset Purchase Agreement, dated as of September 30, 2010, between the Acquisition Subsidiary and Advanced MicroSensors, Inc., a Delaware corporation (the “Asset Purchase Agreement”).

(d)           Agreement and Plan of Merger and Reorganization.  Immediately following the issuance of this Promissory Note, the Company shall enter into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) among the Company, CMSF, a newly formed wholly-owned subsidiary of CMSF and certain other parties, pursuant to which the Company will become a wholly owned subsidiary of CMSF and the Company’s stockholders will become the majority stockholders of CMSF.  The “Conversion Event” shall be the time at which the merger contemplated by the Merger Agreement is consummated.

16.           Condition to Funding.  The obligation of Holder under this Promissory Note is subject to the following conditions precedent: (i) all conditions to consummation of the Asset Purchase Agreement shall be satisfied, except for the funding of this Promissory Note, and (ii) the Holder shall have received, in form and substance satisfactory to it, such additional approvals, consents, documents, and other information from the Company as Holder shall reasonably request.

17.           Events of Default.  The occurrence of any of the following shall constitute an “Event of Default”:

(f)           Failure to Pay Principal or Interest.  The Company shall fail to pay (or shall state in writing an intention not to pay or its inability to pay) any principal or interest payment when due hereunder;

(g)           Entry of Judgment.  The Company shall suffer the entry of a judgment against the Company in a legal proceeding in the amount of $50,000 or more not satisfied, bonded or stayed within 30 days;

(h)           Asset Purchase Agreement.  The Company fails to consummate (or fails to cause the Acquisition Subsidiary to consummate) the transactions contemplated by the Asset Purchase Agreement for any reason contemporaneously with the issuance of this Promissory Note;

(i)           Merger Agreement.  (i) The Company fails for any reason to enter into the Merger Agreement immediately after the issuance of this Promissory Note, or any other proposed party to the Merger Agreement so fails, (ii) the transactions contemplated by the Merger Agreement are not consummated on or before November 23, 2011, or (iii) the Company is in material default under the Merger Agreement;

(j)           Default under Other Promissory Note.  There exists any “Event of Default” under any other convertible promissory note of the Company issued on the date hereof to any investment fund advised by RENN Capital Group, Inc.;

(k)           Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted pursuant to any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts pursuant to any bankruptcy, insolvency, or similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in any involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing;

(l)           Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof pursuant to any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement;

(m)           Event of Default Under Security Agreement.  There shall be an Event of Default (as defined in the Security Agreement) under the Security Agreement between the Company, Holder, and certain other parties, dated the date hereof (the “Security Agreement”);or

(n)            Other Prohibited Corporate Transactions.  The Company undertakes any of the following transactions, other than pursuant to the Merger Agreement:  (i) a sale, conveyance or other disposition of a material amount of the assets, property or business of the Company, (ii) a merger or consolidation with or into any other entity; (iii) the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a series of related transactions, to a person or group of affiliated persons (other than an underwriter of this Company’s securities), of the Company’s securities if, after such closing, such person or group of affiliated persons would hold 15% or more of the outstanding voting stock of the Company (or the surviving or acquiring entity), or (iv) a liquidation, dissolution or winding up of the Company.

18.           Rights of Holder Upon Default.  Upon the occurrence or existence of any Event of Default, (i) all outstanding obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, and (ii) Holder may pursue any and all rights and remedies to which Holder may be entitled under applicable law.

19.           Assignment by the Company.  Neither this Promissory Note nor any of the rights, interests or obligations hereunder may be assigned by the Company, without the prior written consent of Holder.

20.           No Prepayment. The Company shall not have the right to prepay, in whole or in part, the unpaid principal and interest due on this Promissory Note without the consent of Holder.

21.           Failure to Act and Waiver.  No failure or delay by Holder hereof to require the performance of any term or terms of this Promissory Note or not to exercise any right or any remedy shall constitute a waiver of any such term or of any right or of any default, nor shall such delay or failure preclude Holder hereof from exercising any such right, power or remedy at any later time or times.  By accepting payment after the due date of any amount payable under this Promissory Note, Holder shall not be deemed to waive the right either to require payment when due of all other amounts payable, or to later declare a default for failure to effect such payment of any such other amount.  The failure of Holder to give notice of any failure or breach of the Company under this Promissory Note shall not constitute a waiver of any right or remedy in respect of such continuing failure or breach or any subsequent failure or breach.  Except as otherwise expressly provided herein, the Company waives demand, presentment for payment, notice of intent to accelerate, notice of acceleration, notice of nonpayment or dishonor, grace, protest, notice of protest, all other notices, and any and all diligence or delay in collection or the filing of suit hereon.

22.           Collection.  In the event this Promissory Note is collected by legal proceeding or through a bankruptcy court, or is placed in the hands of an attorney for collection after default (whether or not suit is filed), the Company shall pay all costs of collection, including reasonable attorneys’ fees and expenses.

23.           Limitation of Interest.  In the event that any interest paid on this Promissory Note is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Promissory Note, and any excess shall be refunded to the Company.

24.           Unenforceability.  The invalidity, or unenforceability in particular circumstances, of any provision of this Promissory Note shall not extend beyond such provision or such circumstances, and no other provision of this Promissory Note shall be affected thereby.

25.           Security Agreements. The Company hereby agrees and acknowledges that (i) this Promissory Note is secured by and subject to the Security Agreement and that certain Patent Security Agreement between the Company, Holder, and certain other parties, dated the date hereof (the “Patent Security Agreement”), (ii) all of the Company’s obligations, liabilities and indebtedness represented by this Promissory Note shall constitute part of the “Obligations,” as such term is defined in the Security Agreement, and (iii) Holder is entitled to all the rights and benefits under the Security Agreement and the Patent Security Agreement with respect hereto.

26.           Miscellaneous.

(o)           This Promissory Note shall bind and inure to the benefit of the parties and their respective permitted successors and assigns.

(p)           Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remainder of this Promissory Note or the validity or enforceability of such provision in any other jurisdiction.

(q)           The exclusive venue for any disputes arising in connection with this Promissory Note shall be the state and federal courts in Dallas, Texas.  The Company hereby consents to the jurisdiction of the such courts in any action or proceeding which may be brought against it under or in connection with this Promissory Note or to enforce any agreement contained herein and, in the event any such action or proceeding shall be brought against it, the Company agrees not to raise any objection to such jurisdiction or to the laying of venue in Dallas, Texas.

(r)           This Promissory Note and all actions arising out of or in connection with this Promissory Note shall be governed by and construed in accordance with the laws of the State of Texas, without regard to the conflicts of law provisions of the State of Texas or of any other state.

(s)           Holder acknowledges and agrees that the payment of all or any portion of the outstanding principal amount of and all interest on this Promissory Note shall be pari passu in right of payment and in all other respects to the other promissory notes of the Company issued on the date hereof to investment funds advised by RENN Capital Group, Inc. (the “Notes”).  In the event Holder receives payments in excess of its pro rata share (based on the outstanding principal amount of, and accrued interest on, the outstanding Notes) of the Company’s payments to the holders of all of the Notes, then Holder shall hold in trust all such excess payments for the benefit of the holders of the other Notes, and shall pay such amounts held in trust to such other holders upon demand by such holders.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the Company has duly executed this Promissory Note as of the day and year first above written.

PLURES TECHNOLOGIES, INC.

By:	/s/ Glenn Fricano
Title: President

Signature Page to Convertible Promissory Note